EXHIBIT A
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Affymax, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.
     In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 11th day of February, 2009.

MPM BIOVENTURES II, L.P.		MPM BIOVENTURES II-QP, L.P.

By:	MPM Asset Management II, L.P., its General Partner	By:	MPM Asset Management II, L.P., its General Partner

By:	MPM Asset Management II LLC, its General Partner	By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Luke B. Evnin	By:	/s/ Luke B. Evnin

	Name: Luke B. Evnin		Name: Luke B. Evnin
	Title: Investment Manager		Title: Investment Manager

MPM BIOVENTURES GMBH & CO. PARALLEL-		MPM ASSET MANAGEMENT INVESTORS 2001 LLC
BETEILIGUNGS KG

By:	MPM Asset Management II LP, in its capacity as the Special Limited Partner	By:	/s/ Luke B. Evnin

Name: Luke B. Evnin
Title: Investment Manager

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Luke B. Evnin

Name: Luke B. Evnin
Title: Investment Manager

MPM ASSET MANAGEMENT II LP		MPM ASSET MANAGEMENT II LLC

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Luke B. Evnin	By:	/s/ Luke B. Evnin

	Name: Luke B. Evnin		Name: Luke B. Evnin
	Title: Investment Manager		Title: Investment Manager

MPM BIOVENTURES STRATEGIC FUND, L.P.		MPM BIOVENTURES III GP, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner	By:	MPM BioVentures III LLC, its General Partner

By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Luke B. Evnin	By:	/s/ Luke B. Evnin

	Name: Luke B. Evnin		Name: Luke B. Evnin
	Title: Series A Member		Title: Investment Manager

MPM BIOVENTURES III LLC

By:	/s/ Luke B. Evnin	By:	/s/ Ansbert Gadicke

	Name: Luke B. Evnin		Ansbert Gadicke
Title: Series A Member

By:	/s/ Luke B. Evnin	By:	/s/ Nicholas Galakatos

	Luke B. Evnin		Nicholas Galakatos

By:	/s/ Michael Steinmetz	By:	/s/ Kurt Wheeler

	Michael Steinmetz		Kurt Wheeler